PACHOLDER HIGH YIELD FUND, INC.

Dear Stockholders:

Third Quarter Overview

The Pacholder High Yield Fund, Inc. (the “Fund”) continued the momentum from the first half of the year with a solid third quarter of 2003. For the third quarter of 2003, the CS First Boston High Yield Index, Developed Countries Only (the “Index”) generated a total return of 3.03%. The strong recovery in CCC rated securities, followed by strong showings in the B and distressed (defaulted and CC rated securities) sectors continued to pace the high yield market, as these lower-rated securities have benefited the most from improving credit trends. BB rated securities have lagged in 2003 after being the strongest performing sector in the bear market up to October 2002.

For the three months ended September 30, 2003, the Fund posted a net total return of 8.45%, outperforming the average total return of all closed-end high yield funds of 3.76%, as reported by Thomson Financial CDA, and the Index’s total return of 3.03%. The Fund’s portfolio (gross of leverage, fees and expenses) returned 5.73% for the quarter, which also outpaced the market. For the nine months ended September 30, 2003, the Fund has returned 51.94%, and the Fund’s portfolio (gross of leverage, fees and expenses) returned 30.59%. This compares to the average total return of all closed-end funds of 27.88% and the Index’s total return of 20.82%. The strong relative performance of the Fund’s portfolio was largely attributable to its relatively overweighted position in CCC, B and distressed securities and the very strong returns of several individual securities. The Fund’s strong relative performance compared to the Index was considerably enhanced due to the relatively low cost of its leveraged capital structure.

Although the high yield market and the Fund continued to be affected by above average corporate default rates in the third quarter, the declining trend for defaults continues, with trailing twelve month default rates falling from 9.2% in September 2002 to 5.7% in September 2003. Moody’s now projects the twelve-month default rate to drop below 4% by the end of the third quarter 2004. We believe the continuation of this trend is a key component in the ability of the high yield market to continue its rebound from the difficult market conditions that existed from August 2002 until October 2003. The combination of improving economic conditions, some loosening of bank credit criteria, and increased investor demand in the high yield and equity markets has allowed many high yield issuers to refinance their balance sheets more easily and on more attractive terms.

The Fund continues to participate actively in a number of the Fund’s portfolio positions that are undergoing restructuring to maximize the Fund’s recovery on these positions and to expedite the reorganization process to convert Fund assets from non-accruing to accruing. The pace of companies exiting bankruptcy has continued to increase and we believe this is generally positive for the underlying securities the Fund holds in these companies. Several of positions, including Conseco, WorldCom, and Adelphia, that are involved in restructurings contributed to the Fund’s strong relative performance in the third quarter. We often have averaged down in positions that were forced to restructure, and this discipline has paid off in 2003 with extremely strong returns in a number of restructuring companies.

Just as the in first half of 2003, the third quarter showed a very strong and broad-based recovery across industry sectors as all of the Index’s industry sectors posted positive returns. Industry sectors of the high yield market that performed relatively well during the quarter were Transportation, Telecommunications—Fixed & Cellular, and Financial. Sectors that provided weak relative performance included Chemicals, Forest Products/Containers and Metals/Minerals. The Fund’s portfolio is well diversified, with investments in 201 issuers in 35 different industries. The Fund’s largest industry sector concentration is in Chemicals, which accounted for 7.7% of the portfolio’s long-term market value as of September 30, 2003.

The high yield market recovery during the quarter was evident in the Index’s average price, yield, and spread over Treasuries. For the quarter, the average price of the Index rose 2.58 points from 87.42 to 90.00, its yield decreased 39 basis points from 9.01% to 8.62%, and its spread over the comparable Treasury decreased by 71 basis points, from 665 to 594.

Total open-end high yield fund flows for the quarter were slightly negative, as the short but sharp rise in interest rates that started in mid-July triggered outflows for several weeks. Year-to-date through September 30, 2003, investors in high yield mutual funds invested over $21 billion of new cash.

Third quarter returns for the broad equity indices also were positive. The Russell 2000 returned 9.08%, the S&P 500 returned 2.65%, and Dow returned 3.78%. Positive momentum in the equity markets generally is very positive for the high yield market because it is indicative of greater asset values and provides issuers with greater financial flexibility.

Dividend

Beginning with its dividend payable on October 10, 2003, the Fund reduced its dividend from $0.08 to $0.075 per share per month (from $0.96 to $0.90 annually). Based on the Funds closing price on November 10, 2003 of $8.83, the yield on the Fund’s shares at the new dividend rate is approximately 10.2%.

PACHOLDER HIGH YIELD FUND, INC.

The Fund’s dividend rate is determined primarily by the level of interest income earned on the Fund’s portfolio. The Fund’s interest income has been negatively impacted by the higher than normal credit defaults in the high yield market over the past four and a half years, the general decline in interest rates, which has reduced the rate at which the Fund is able to reinvest its assets, and the redemption of $26 million of Auction Rate Preferred Stock between June and October 2002 to maintain the required level of asset coverage.

In addition to the factors above, the Fund’s Board and Advisor believe it has generally been prudent to hold, and in certain cases to add to, the non-accruing securities in the portfolio because of the potential for recovery of value in these investments, and these investments have appreciated substantially this year. While holding these non-accruing securities has impacted the dividend capabilities of the Fund, it has had a very positive impact on the Fund’s NAV and is an important factor in the Fund’s outperforming the high yield market thus far in 2003. The Fund expects to harvest these non-accruing securities if and when they become fully valued and to reinvest the proceeds in performing debt securities.

The Fund’s Board and Advisor will strive to maintain the new dividend rate for as long as is consistent with the prudent management of the Fund’s assets. There are a number of variables that materially affect the amount of dividends available for common shareholders, including:

•	The dividend yield on the Fund’s Auction Rate Preferred Stock;

•	Credit defaults and losses;

•	The reinvestment rate on securities sold, matured or called; and

•	The variability of the Advisor’s investment performance based management fee.

Portfolio Strategy and Outlook

During the quarter, we continued to gradually rotate the portfolio into securities that are more likely to participate to a fuller extent in an economic recovery, such as higher yielding chemical and airline securities and select deeply discounted securities. As these securities and others in the portfolio reach their full value we will look to sell, so as to reduce the potential impact of rising interest rates on the Fund. Because the exact timing and pace of the economic recovery is not known, we will change the composition of the portfolio gradually over time, predicated upon bottoms-up fundamental analysis.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

William J. Morgan

President

November 11, 2003

Please visit our web site, www.phf-hy.com, for information on the Fund’s NAV, share price, news releases, and SEC filings. We created this site to provide shareholders quick and easy access to the timeliest Web site information available regarding the Fund.

DIVIDEND REINVESTMENT PLAN

The Fund’s Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact Computershare Investor Services, P.O. Box 2388, Chicago, IL 60690-2388, (888) 294-8217, and www.computershare.com.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets

September 30, 2003 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets

CORPORATE DEBT SECURITIES — 152.9%
AEROSPACE — 5.2%
Atlantic Coast Airlines, Tranche C Pass Thru Cert, 8.75%, 1/1/07[2]	$ 788	$ 574,056	0.6%
BE Aerospace, Sr Sub Nt, 9.5%, 11/1/08	750	686,250	0.7
Continental Airlines, Inc., Nt, 8%, 12/15/05	600	553,500	0.5
Continental Airlines, Inc., Ser 01-1 Pass thru Cert, 7.033%, 6/15/11	649	495,354	0.5
Delta Airlines, Inc., Sr Nt, 6.65%, 3/15/04	750	736,875	0.7
Delta Airlines, Inc., Nt, 7.9%, 12/15/09	250	186,875	0.2
Hawk Corp., Sr Nt, 12%, 12/1/06	999	1,021,478	1.0
Northwest Airlines Corp., Co Guar, 7.625%, 3/15/05	540	476,550	0.5
Orbital Sciences Corp., Sr Nt, 9%, 7/15/11[2]	500	520,000	0.5

		5,250,938	5.2
CHEMICALS — 12.5%
Avecia Group, PLC, Sr Nt, 11%, 7/1/09	800	704,000	0.7
Equistar Chemicals, Sr Nt, 10.625%, 5/1/11[2]	800	796,000	0.8
Ethyl Corp., Sr Nt, 8.875%, 5/1/10	300	309,000	0.3
HMP Equity Holdings Corp., Unit, 0%, 5/15/08[2]	500	245,000	0.2
Huntsman ICI Chemicals, Sr Sub Nt, 10.125%, 7/1/09	1,000	955,000	0.9
Huntsman Advanced Materials, Nt, 11%, 7/15/10[2]	200	209,000	0.2
Huntsman Corp., Sr Nt, 11.625%, 10/15/10[2]	250	245,000	0.2
IMC Global, Inc., Nt, 10.875%, 6/1/08	400	418,000	0.4
IMC Global, Inc., Sr Nt, 10.875%, 8/1/13[2]	500	520,000	0.5
Johnsondiversey, Inc., Disc Nt, 0/10.67%, 5/15/13[2]	800	560,000	0.6
Koppers Industry, Inc., Sec’d Nt, 9.875%, 10/15/13[2]	175	175,000	0.2
Lone Star Technologies, Sr Sub Nt, 9%, 6/1/11	235	233,825	0.2
Lyondell Chemical Co., Sr Sub Nt, 11.125%, 7/15/12	1,000	985,000	1.0

Description	Par (000)	Value	Percent of Net Assets

CHEMICALS (continued)
OM Group, Sr Sub Nt, 9.25%, 12/15/11	$ 700	$ 698,250	0.7%
Omnova Solutions, Inc., Sr Nt, 11.25%, 6/1/10[2]	425	452,625	0.4
Polyone Corp., Sr Nt, 8.875%, 5/1/12	500	392,500	0.4
Polyone Corp., Sr Nt, 10.625%, 5/15/10	700	595,000	0.6
Resolution Performance Products, LLC, Sr Sub Nt, 13.5%, 11/15/10	1,000	900,000	0.9
Rockwood Specialties Corp., Sr Sub Nt, 10.625%, 5/15/11[2]	500	535,000	0.5
Terra Capital, Inc., Sr Nt, 12.875%, 10/15/08	1,525	1,692,750	1.7
Terra Capital, Inc., Sr Nt, 11.5%, 6/1/10	1,250	1,156,250	1.1

		12,777,200	12.5
CONSUMER PRODUCTS — 4.8%
Dan River, Inc., Sr Sub Nt, 12.75%, 4/15/09[2]	800	628,000	0.6
Drypers Corp., Sr Nt, 10.25%, 6/15/07[1,4]	1,465	147	0.0
Hines Nurseries, Inc., Sr Nt, 10.25%, 10/1/11[2]	225	236,250	0.2
Home Products International, Inc., Sr Sub Nt, 9.625%, 5/15/08	1,775	1,433,312	1.4
Jacuzzi Brands, Inc., Sec’d Nt, 9.625%, 7/1/10[2]	500	521,250	0.5
Levi Straus and Co., Sr Nt, 12.25%, 12/15/12	1,095	881,475	0.9
Salton, Inc., Co Guar, 10.75%, 12/15/05	1,000	987,500	1.0
Westpoint Stevens, Inc., Sr Nt, 7.875%, 6/15/05[1,4]	1,000	210,000	0.2

		4,897,934	4.8
ENERGY — 5.5%
Baytex Energy LTD, Sr Sub Nt, 9.625%, 7/15/10	600	630,750	0.6
Bluewater Finance, Ltd., Sr Nt, 10.25%, 2/15/12	350	357,000	0.4
Citgo Petroleum Corp., Sr Nt, 11.375%, 2/1/11[2]	750	851,250	0.8
Coastal Corp., Sr Nt, 7.625%, 9/1/08	500	417,500	0.4

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets (continued)

September 30, 2003 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets

ENERGY (continued)
Coho Energy, Inc., Sr Sub Nt PIK, 15%, 3/31/07[1,3,4]	$ 2,596	$ 103,852	0.1%
Giant Industries, Inc., Sr Sub Nt, 9%, 9/1/07	887	864,825	0.9
Parker Drilling Corp., Conv, Sr Nt, 5.5%, 8/1/04	200	199,000	0.2
Star Gas Partner/Finance, Sr Nt, 10.25%, 2/15/13	1,000	1,070,000	1.1
Teco Energy, Inc., Sr Nt, 10.5%, 12/1/07	500	559,375	0.5
Transmontaigne, Inc., Sr Sub Nt, 9.125%, 6/1/10[2]	500	535,000	0.5

		5,588,552	5.5
FINANCE — 3.5%
Conseco, Inc., Tr A-1 Bank Debt, 5.25%, 9/10/09	505	505,012	0.5
Conseco, Inc., Tr B-1 Bank Debt, 7.25%, 9/10/10	152	151,504	0.2
Crum & Forster Holding, Inc., Sr Nt, 10.375%, 6/15/13[2]	500	546,250	0.5
Providian Capital I, Bank Guar, 9.525%, 2/1/27[2]	1,250	1,143,750	1.1
Riggs Capital Trust II, Co Guar, 8.875%, 3/15/27	1,250	1,268,750	1.2

		3,615,266	3.5
FOOD & DRUG — 1.1%
Great Atl & Pac Tea Co., Sr Nt, 9.125%, 12/15/11	500	472,500	0.5
Great Atl & Pac Tea Co., Sr Nt, 7.75%, 4/15/07	250	236,250	0.2
Penn Traffic, Co., Sr Nt, 11%, 6/29/09[1,4]	894	362,070	0.4

		1,070,820	1.1
FOOD & TOBACCO — 12.0%
Apple South, Inc., Sr Nt, 9.75%, 6/1/06	1,500	686,250	0.7
Avado Brands, Inc., Sr Sub Nt, 11.75%, 6/15/09[1,4]	500	77,500	0.1
Burns Philp Cap Pty/US, Sr Sub Nt, 10.75%, 2/15/11[2]	500	525,000	0.5
Chiquita Brands, Inc., Sr Nt, 10.56%, 3/15/09	500	553,750	0.5
CKE Restaurants, Inc., Sr Sub Nt, 9.125%, 5/1/09	500	505,000	0.5

Description	Par (000)	Value	Percent of Net Assets

FOOD & TOBACCO (continued)
CKE Restaurants, Inc., Conv, Sr Sub Nt, 4.250%, 3/15/04	$200	$198,000	0.2%
Fresh Foods, Inc., Sr Nt, 10.75%, 6/1/06	1,435	1,298,675	1.3
Friendly Ice Cream, Corp., Sr Nt, 10.5%, 12/1/07	1,000	1,037,500	1.0
Land O Lakes, Inc., Sr Nt, 8.75%, 11/15/11	1,000	845,000	0.8
National Wine & Spirits, Inc., Sr Nt, 10.125%, 1/15/09	1,350	1,181,250	1.2
Perkins Family Restaurants, Sr Nt, 10.125%, 12/15/07	700	686,000	0.7
Premium Standard Farms, Sr Nt, 9.25%, 6/15/11	1,985	1,985,000	1.9
Sbarro, Inc., Sr Nt, 11%, 9/15/09	500	435,000	0.4
Seminis Vegetable Seeds, Sr Sub Nt, 10.25%, 10/1/13[2]	75	80,438	0.1
Swift and Co., Sr Nt, 10.125%, 10/1/09	850	943,500	0.9
Swift and Co., Sr Sub Nt, 10.25%, 10/1/10[2]	250	277,500	0.3
Tom’s Foods, Inc., Sr Nt, 10.5%, 11/1/04	1,000	965,000	0.9

		12,280,363	12.0
FOREST PRODUCTS & CONTAINERS — 11.1%
Ainsworth Lumber Co. Ltd., Sr Nt, 12.5%, 7/15/07	1,000	1,150,000	1.1
Alabama Pine Pulp, Inc., Tranche B Bank Debt, 5.84% 6/30/05[1,3,4]	1,350	0	0.0
Alabama Pine Pulp, Inc., Tranche C Bank Debt, 10.75%, 12/31/08[1,3,4]	2,002	0	0.0
Anchor Glass Container, Sr Sec’d Nt, 11%, 2/15/13	500	562,500	0.6
American Tissue, Inc., Sr Sec Nt, 12.5%, 7/15/06[1,4]	1,977	29,661	0.0
Appleton Papers, Inc., Sr Sub Nt, 12.5%, 12/15/08	500	547,500	0.5
Applied Extrusion Technologies, Sr Sub Nt, 10.75%, 7/1/11	1,600	1,272,000	1.3
Buckeye Cellulose Corp., Sr Sub Nt, 9.25%, 9/15/08	1,410	1,424,100	1.4
Buckeye Technologies, Inc., Sr Sub Nt, 8%, 10/15/10	465	432,450	0.4

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets (continued)

September 30, 2003 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets

FOREST PRODUCTS & CONTAINERS (continued)
Constar International, Sr Sub Nt, 11%, 12/1/12	$1,000	$845,000	0.8%
Crown Cork & Seal, Sr Sec’d Nt, 10.875%, 3/1/13[2]	1,000	1,107,500	1.1
Fibermark, Inc., Sr Nt, 10.75%, 4/15/11	720	486,000	0.5
Pliant Corp., Sr Sub Nt, 13%, 6/1/10	150	140,250	0.1
Pliant Corp., Nt, 11.125%, 9/1/09[2]	500	540,000	0.5
Portola Packaging Inc., Sr Nt, 10.75%, 10/1/05	1,910	1,910,000	1.9
UC Can Corp., Sec’d Nt, 10.875%, 7/15/10[2]	875	890,312	0.9

		11,337,273	11.1
GAMING & LEISURE — 2.5%
Bally Total Fitness Holding Corp., Sr Sub Nt, 9.875%, 10/15/07	1,500	1,447,500	1.4
Bally Total Fitness Holding Corp., Sr Nt, 10.5% 7/15/11[2]	500	528,750	0.5
Turning Stone Casino Resort Enterprise, Sr Nt, 9.125%, 12/15/10[2]	600	647,250	0.6

		2,623,500	2.5
HEALTH CARE — 9.3%
Alliance Imaging, Inc., Sr Sub Nt, 10.375%, 4/15/11	250	261,250	0.3
Ameripath, Inc., Sr Sub Nt, 10.5%, 4/1/13	500	535,000	0.5
Concentra Operating Corp., Sr Sub Nt, 13%, 8/15/09	1,124	1,253,260	1.2
Extendicare Health Services, Sr Sub Nt, 9.35%, 12/15/07	1,000	1,035,000	1.0
Extendicare Health Services, Sr Nt, 9.5%, 7/1/10	250	272,500	0.3
Hanger Orthopedic Group, Inc., Sr Nt, 10.375%, 2/15/09	250	280,313	0.3
Healthsouth Corp., Nt, 7.625%, 6/1/12	600	519,000	0.5
Insight Health Services, Sr Sub Nt, 9.875%, 11/1/11	1,500	1,593,750	1.6
IVAX Corp., Conv, 4.5%, 5/15/08	500	493,125	0.5
Magellan Health Services, Inc., Sr Sub Nt, 9%, 2/15/08[1,4]	1,025	574,000	0.6
Matria Healthcare, Co Guar, 11%, 5/1/08	800	832,000	0.8

Description	Par (000)	Value	Percent of Net Assets

HEALTH CARE (continued)
Psychiatric Solutions, Sr Sub Nt, 10.625%, 6/15/13[2]	$500	$548,750	0.5%
Res-Care, Inc., Co Guar, 10.625%, 11/15/08	250	247,500	0.2
Sepracor, Inc., Conv, Sr Nt, 5%, 2/15/07	500	465,000	0.5
Team Health, Inc., Co Guar, 12%, 3/15/09	500	527,500	0.5

		9,437,948	9.3
INFORMATION TECHNOLOGY — 3.7%
AMI Semiconductor, Inc., Sr Sub Nt, 10.75%, 2/1/13	500	567,500	0.6
Amkor Technology, Inc., Conv, Sr Nt, 5%, 3/15/07	500	457,500	0.5
Avaya, Inc., Sr Nt, 11.125%, 4/1/09	800	930,000	0.9
Danka Business Systems, Sr Nt, 11%, 6/15/10[2]	875	809,375	0.8
Lucent Technologies, Nt, 5.5%, 11/15/08	500	427,500	0.4
Solectron Corp., Sr Nt, 9.625%, 2/15/09	500	553,750	0.5

		3,745,625	3.7
MANUFACTURING — 8.4%
Airxcel, Inc., Sr Sub Nt, 11%, 11/15/07	1,500	1,282,500	1.3
Better Minerals and Aggregates Co., Sr Sub Nt, 13%, 9/15/09	1,675	1,072,000	1.1
Columbus McKinnon, Sec’d Nt, 10%, 8/1/10[2]	175	185,063	0.2
Day International Group, Inc., Sub Nt, 9.5%, 3/15/08	2,000	1,840,000	1.8
Indesco International, Inc., Conv, Sr Sub Nt, 10%, 3/8/08[3]	291	290,529	0.3
Interline Brands, Inc., Sr Sub Nt, 11.5%, 5/15/11[2]	500	540,000	0.5
Key Components, LLC, Sr Sub Nt, 10.5%, 6/1/08	500	502,500	0.5
MMI Products, Inc., Sr Sub Nt, 11.25%, 4/15/07	1,455	851,175	0.8
Park-Ohio Industries, Sr Sub Nt, 9.25%, 12/1/07	500	475,000	0.5
Precision Partners, Inc., Sr Sub Nt, 12%, 2/1/07[3]	294	294,192	0.3

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets (continued)

September 30, 2003 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets

MANUFACTURING (continued)
Precision Partners, Inc., Term Loan C, Bank Debt, 18%, 1/1/07[3]	$350	$350,000	0.3%
Xerox Capital Corp., Sr Nt, 9.75%, 1/15/09	750	836,250	0.8

		8,519,209	8.4
MEDIA & TELECOM: BROADCASTING — 3.6%
Granite Broadcasting Corp., Sr Sub Nt, 10.375%, 5/15/05	1,500	1,485,000	1.4
Nexstar Broadcasting Corp., Sr Sub Nt, 12%, 4/1/08	500	562,500	0.6
Nexstar Fin Hldg LLC, Inc., Sr Disc Nt, 0/11.375%, 4/1/13	250	176,250	0.2
Spanish Broadcasting System, Co Guar, 9.625%, 11/1/09	825	876,563	0.9
XM Satellite Radio, Inc., Nt, 12%, 6/15/10[2]	500	543,750	0.5

		3,644,063	3.6
MEDIA & TELECOM: CABLE — 6.4%
Adelphia Communications, Corp., Sr Nt, 9.375%, 11/15/09[1,4]	1,500	1,080,000	1.1
Adelphia Communications, Corp., Sr Nt, 8.125%, 7/15/03[1,4]	750	517,500	0.5
Charter Communications Holdings LLC, Sr Nt, 10%, 4/1/09	2,000	1,590,000	1.6
Charter Communications Holdings LLC, Sr Nt, 11.125%, 1/15/11	200	164,500	0.2
Insight Communications, Inc., Sr Disc Nt, 0/12.25%, 2/15/11	2,000	1,475,000	1.4
Mediacom LLC/Capital Corp., Sr Nt, 8.50%, 4/15/08	500	472,500	0.4
Mediacom LLC/Capital Corp., Sr Nt, 9.50%, 1/15/03	250	238,125	0.2
Telewest PLC, Sr Disc Debs, 11%, 10/1/07[1,4]	2,000	985,000	1.0

		6,522,625	6.4
MEDIA & TELECOM: FIXED COMMUNICATIONS — 10.0%
Alaska Communications Systems Holdings, Inc., Sr Sub Nt, 9.375%, 5/15/09	530	500,850	0.5
Convergent Communications, Inc., Sr Nt, 13%, 4/1/08[1,4]	18,350	91,750	0.1
Exodus Communications, Inc., Sr Nt 10.75%, 12/15/09[1,4]	1,320	19,800	0.0

Description	Par (000)	Value	Percent of Net Assets

MEDIA & TELECOM: FIXED COMMUNICATIONS (continued)
Exodus Communications, Inc., Sr Nt 11.625%, 7/15/10[1,4]	$500	$7,500	0.0%
GCI, Inc., Sr Nt, 9.75%, 8/1/07	1,750	1,780,625	1.7
Global Crossing Holdings, Ltd., Sr Nt, 9.125%, 11/15/06[1,4]	2,000	152,500	0.1
Level 3 Communications, Sr Nt, 11.25%, 3/15/10	789	708,127	0.7
Level 3 Communications, Sr Nt, 10.75%, 10/15/11[2]	1,000	1,000,000	1.0
MCI Communication Corp, Sr Nt, 7.5%, 8/20/04[1,4]	600	475,500	0.5
MCI Communication Corp, Nt, 8.25%, 1/20/23[1,4]	800	634,000	0.6
Mastec, Inc., Sr Sub Nt, 7.75%, 2/1/08	605	608,025	0.6
Metromedia Fiber Network, Inc., Sr Nt, 10%, 12/15/09[1,4]	1,500	116,250	0.1
Pathnet, Inc., Sr Nt, 12.25%, 4/15/08[1,4]	2,295	1,434	0.0
PSINet, Inc., Sr Nt, 10.5%, 12/1/06[1,4]	291	16,733	0.0
PSINet, Inc., Sr Nt, 10%, 2/15/05[1,4]	1,100	63,250	0.1
Qwest Services Corp., Co Guar, 13%, 12/15/07[2]	1,226	1,379,250	1.4
RCN Corp., Sr Nt, 10%, 10/15/07	1,400	651,000	0.6
RCN Corp., Sr Disc Nt, 0/9.8%, 2/15/08	1,000	460,000	0.5
Time Warner Communications, Sr Nt, 9.75%, 7/15/08	500	495,000	0.5
Worldcom, Inc., Nt, 7.875%, 5/15/03[1,4]	1,500	498,750	0.5
Worldcom, Inc., Nt, 6.95%, 8/15/28[1,4]	1,500	498,750	0.5

		10,159,094	10.0
MEDIA & TELECOM: WIRELESS COMMUNICATIONS — 12.2%
Alamosa Delaware, Inc., Sr Nt, 13.625%, 8/15/11	1,500	1,462,500	1.4
Arch Wireless, Inc., Sub Nt, 12%, 5/15/09	159	186,030	0.2
Centennial Cellular Corp., Sr Sub Nt, 10.75%, 12/15/08	1,615	1,610,962	1.6
Crown Castle Int'l Corp., Sr Nt, 0/10.375%, 5/15/11	1,500	1,515,000	1.5
Crown Castle Int'l Corp., Sr Sub Nt, 9.5%, 8/1/11	1,000	1,065,000	1.0
Dobson/Sygnet Communications Corp., Sr Nt, 10.875%, 7/1/10	1,000	1,095,000	1.1

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets (continued)

September 30, 2003 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets

MEDIA & TELECOM: WIRELESS COMMUNICATIONS (continued)
Metropcs, Inc., Sr Nt, 10.75%, 10/1/11[2]	$ 1,000	$ 1,025,000	1.0%
Rural Cellular Corp., Sr Sub Nt, 9.625%, 5/15/08	2,050	1,875,750	1.8
SBA Communications Corp., Sr Nt, 10.25%, 2/1/09	1,570	1,420,850	1.4
TSI Telecommunications, Inc., Sr Sub Nt, 12.75%, 2/1/09	1,200	1,209,000	1.2

		12,465,092	12.2
MEDIA & TELECOM: DIVERSIFIED — 9.2%
Advanstar Communications, Sec'd Nt, 10.75%, 8/15/10[2]	500	518,750	0.5
Dex Media West, LLC, Sr Sub Nt, 9.875%, 8/15/13[2]	450	510,750	0.5
Liberty Group Operating, Inc., Sr Sub Nt, 9.375%, 2/1/08	2,000	2,000,000	2.0
Liberty Group Publishing, Inc., Sr Disc Nt, 0/11.625%, 2/1/09	1,125	1,051,875	1.0
PEI Holdings, Inc., Sr Nt, 11%, 3/15/10	800	888,000	0.9
Perry-Judd, Sr Sub Nt, 10.625%, 12/15/07	600	627,000	0.6
Phoenix Color Corp., Sr Sub Nt, 10.375%, 2/1/09	1,330	1,233,575	1.2
Six Flags, Inc., Sr Nt, 9.75%, 4/15/03[2]	500	472,500	0.5
Tri-State Outdoor Media, Sr Nt, 11%, 5/15/08[1,4]	2,000	1,220,000	1.2
Universal City Development, Sr Nt, 11.75%, 4/1/10[2]	750	847,500	0.8

		9,369,950	9.2
METALS & MINERALS — 5.2%
AK Steel Corp., Co Guar, 7.875%, 2/15/09	500	360,000	0.4
Horizon Natural Resources, Sr Nt, 11.75%, 5/8/09[1,4]	900	2,812	0.0
IPSCO, Inc., Sr Nt, 8.75%, 6/1/13[2]	150	157,500	0.2
LTV Corp., Sr Nt, 11.75%, 11/15/09	1,000	15,000	0.0
Oglebay Norton Co., Sr Sub Nt, 10%, 2/1/09	2,250	1,001,250	1.0
Oglebay Norton Co., Sr Sub Nt, 13/18%, 10/25/08	513	497,201	0.5
On Semiconductor Corp., Sr Sec’d Nt, 12%, 5/15/08	800	916,000	0.9

Description	Par (000)	Value	Percent of Net Assets

METALS & MINERALS (continued)
On Semiconductor Corp., Sr Sec’d Nt, 12%, 3/15/10	$ 200	$ 235,500	0.2%
Ryerson Tull, Inc., Sr Nt, 9.125%, 7/15/06	750	742,500	0.7
United Steel LLC, Sr Nt, 10.75%, 8/1/08	1,075	1,150,250	1.1
United Steel LLC, Sr Nt, 9.75%, 5/15/10	200	206,000	0.2

		5,284,013	5.2
RETAIL — 2.4%
Broder Bros. Co., Sr Nt, 11.25%, 10/15/10[2]	500	508,750	0.5
Central Tractor, Sr Nt, 10.625%, 4/1/07[1,4]	1,500	1,875	0.0
CSK Automotive, Inc., Sr Nt, 12%, 6/15/06	1,000	1,122,500	1.1
Rent-Way, Inc., Nt, 11.875%, 6/15/10[2]	750	785,625	0.8

		2,418,750	2.4
SERVICES — 6.4%
Alderwood Group, Sr Nt, 12.25%, 1/2/09	1,500	1,668,750	1.6
Mobile Mini, Inc., Sr Nt, [2]	250	268,750	0.3
Service Corporation International, Sr Nt, 7.7%, 4/15/09	300	308,250	0.3
Volume Services America, Inc., Sr Sub Nt, 11.25%, 3/1/09	1,750	1,736,875	1.7
Wesco Distribution, Inc., Sr Sub Nt, 9.125%, 6/1/08	1,500	1,500,000	1.5
Williams Scotsman, Inc., Sr Nt, 9.875%, 6/1/07	1,000	990,000	1.0

		6,472,625	6.4
TRANSPORTATION — 8.5%
Anchor Lamina, Inc., Sr Sub Nt, 9.875%, 2/1/08	1,050	635,250	0.6
Asbury Automotive, Co Guar, 9%, 6/15/12	1,000	1,005,000	1.0
Collins and Aikman, Sr Nt, 10.75%, 12/31/11	1,000	870,000	0.9
CP Ships, Ltd., Sr Sub Nt, 10.375%, 7/15/12	500	572,500	0.6
Delco Remy International, Inc., Sr Sub Nt, 11%, 5/1/09	1,500	1,372,500	1.3

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets (continued)

September 30, 2003 (Unaudited)

Description	Shares/Par (000)	Value	Percent of Net Assets

TRANSPORTATION (continued)
Greyhound Lines, Inc., Sr Sub Nt, 11.5%, 4/15/07	$ 960	$ 722,400	0.7%
Hayes Lemmerz International, Inc., Sr Nt, 10.5%, 6/15/10[2]	500	547,500	0.5
Laidlaw International, Inc., Sr Nt, 10.75%, 6/15/11[2]	500	538,750	0.5
Metaldyne Corp., Sr Sub Nt, 11%, 6/15/12	1,000	900,000	0.9
Tenneco Automotive, Inc., Nt, 10.25%, 7/15/13[2]	250	272,500	0.3
TFM SA DE CV, Sr Nt, 12.5%, 6/15/12	1,100	1,215,500	1.2

	9,360	8,651,900	8.5
UTILITIES — 9.4%
AES Corp., Sr Nt, 9.5%, 6/1/09	1,500	1,552,500	1.5
AES Corp., Sr Nt, 9.375%, 9/15/10	180	184,500	0.2
Calpine Corp., Sr Nt, 8.5%, 5/1/08	1,500	1,087,500	1.1
Calpine Corp., Sr Nt, 8.625%, 8/15/10	750	532,500	0.5
Dynegy Holdings, Inc., Sec'd Nt, 9.875%, 7/15/10[2]	300	315,000	0.3
Dynegy/NGC Corp., Debentures, 7.125%, 5/15/18	1,250	950,000	0.9
Edison Mission, Inc., Sr Nt, 10%, 8/15/08	2,000	1,770,000	1.8
El Paso Corp., Sr Nt, 7.875%, 6/15/12	500	422,500	0.4
Ilinois Power Co., Sr Nt, 11.5%, 12/15/10	1,250	1,506,250	1.5
Williams Companies, Inc., Sr Nt, 8.625%, 6/1/10	500	533,750	0.5
Williams Companies, Inc., Sr Nt, 7.625%, 7/15/19	800	748,000	0.7

		9,602,500	9.4

Total Corporate Debt Securities
(amortized cost $179,385,731)		155,735,240	152.9

EQUITY INVESTMENTS — 10.0%
Adelphia Communications, Inc., Pfd, 13%, 7/15/09[1,4]	5,000	41,250	0.0
Conseco, Inc., Conv Pfd, 10.5%, 12/31/49	57,533	1,421,065	1.4
Glasstech, Inc., Series C, Pfd[1,3]	5	0	0.0

Description	Shares/ Par (000)	Value	Percent of Net Assets

EQUITY INVESTMENTS (continued)
HLI Operating, Inc., Series A, Pfd[1,3]	$ 74	$ 4,347	0.0%
Kaiser Group Holdings, Inc., Pfd, 7%, 12/31/07	56,920	2,988,300	2.9
Kaiser Group Holdings, Inc., Puts[1,3]	69,780	0	0.0
McLeod USA, Inc., Conv Pfd, 2.5%, 4/18/12	7,655	54,274	0.1
Metrocall, Inc., Series A, Pfd	2,158	24,817	0.0
Rural Cellular Corp., Pfd, 11.375% PIK, 5/15/10[1,4]	1,760	1,438,800	1.4
XO Communications, Inc., Pfd, 13.5% PIK, 6/1/10[1,4]	1,580	16	0.0
Arch Wireless, Inc., Class A, Common Stock[1]	29,443	330,939	0.3
Cincinnati Bell, Inc., Common Stock[1]	80,550	410,000	0.4
Davel Communications, Inc., Common Stock[1]	523,104	10,462	0.0
Franks Nursery and Crafts, Common Stock[1]	151,322	181,586	0.2
Glasstech, Inc., Class C, Common Stock[1],3	5	0	0.0
Hayes Lemmerz International, Inc., Common Stock[1]	22,100	335,478	0.3
Indesco International, Inc., Common Stock[1,3]	60,345	301,725	0.3
International Knife and Saw, Common Stock[1,3]	16,665	83,325	0.1
Kaiser Group Holdings, Inc., Common Stock[1]	58,011	1,096,408	1.1
Mattress Discounters, Common Stock[1,3]	8,329	8,329	0.0
McLeod USA, Inc., Common Stock [1]	375	521	0.0
Metrocall, Inc., Common Stock[1]	2,504	363,080	0.4
Precision Partners, Inc., Common Stock[1,3]	1,142	0	0.0
Safeguard Business Systems, Inc., Common Stock[1,3]	533	0	0.0
Safety Components International, Inc., Common Stock[1]	53,517	588,687	0.6
Wiltel Communications, Inc., Common Stock[1]	18,356	294,614	0.3
XO Communications, Inc., Common Stock[1]	1,524	8,839	0.0
Magellan Health Services, Inc., Rights[1,3]	6,137	174,905	0.2

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets (continued)

September 30, 2003 (Unaudited)

Description	Shares/Par (000)	Value	Percent of Net Assets

EQUITY INVESTMENTS (continued)
Hayes Lemmerz International, Inc., Warrants[1,3]	$ 1,679	$ 0	0.0%
McLeod USA, Inc., Warrants[1]	16,963	8,821	0.0
Saberliner Corp., Warrants, 4/15/03[1,3]	500	0	0.0
Safeguard Business Systems, Inc., Warrants[1,3]	1,417	0	0.0
XO Communications, Series A, Warrants[1]	3,047	4,723	0.0
XO Communications, Series B, Warrants[1]	2,285	3,268	0.0
XO Communications, Series C, Warrants[1]	2,285	2,514	0.0

Total Equity Investments
(cost $28,769,644)		10,181,092	10.0
REPURCHASE AGREEMENTS — 37.6%
Citigroup Global Markets Corp. 1.2875%, dated 9/30/03, matures 10/1/03 (at amortized cost), repurchase price $7,000,250	7,000	7,000,000	6.9
Goldman Sachs Corp. 1.2575%, dated 9/30/03, matures 10/1/03 (at amortized cost), repurchase price $7,000,245	7,000	7,000,000	6.9
Lehman Brothers A3/P3 1.1%, dated 9/30/03, matures 10/1/03 (at amortized cost), repurchase price $17,206,407	17,206	17,205,881	16.9
Merrill Lynch Corp. 1.3375%, dated 9/30/03, matures 10/1/03 (at amortized cost), repurchase price $7,000,260	7,000	7,000,000	6.9

Total Repurchase Agreements
(cost $38,205,881)		38,205,881	37.6

TOTAL INVESTMENTS[5]
(amortized cost $246,361,256)		$204,122,213	200.5%

Description	Value	Percent of Net Assets

Payable Upon Return of Securities Loaned	$(38,205,881)	(37.5)%

Other Assets in Excess of Liabilities	1,921,837	1.8

Net Assets	167,838,169	164.8

Less: Outstanding Preferred Stock (2,640 shares) at liquidation value plus cumulative accrued dividends	(66,013,079)	(64.8)

Net Assets Applicable to 12,845,651 Shares of Common Stock issued and outstanding; $.01 par value; 49,996,320 shares authorized	$101,825,090	100.0

Net Asset Value Per Common Share ($101,825,090/12,845,651)	$7.93

[1]	Non-income producing security.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $25,665,243.
[3]	Board valued security. These securities amounted to $1,611,204.
[4]	Security in default.
[5]	Includes securities loaned with a fair market value of $35,776,657.

PIK Payment in kind.

PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers

William J. Morgan Chairman and President James P. Shanahan, Jr. Secretary James E. Gibson Treasurer David A. Groshoff, Esq. Chief Compliance Officer	John F. Williamson Director George D. Woodard Director Daniel A. Grant Director

Investment Objective

A closed-end fund seeking a high level of total return

through current income and capital appreciation by

investing primarily in high-yield, fixed income securities

of domestic companies.

Investment Advisor

Pacholder & Company, LLC

Administrator

Kenwood Administrative Management, Inc.

Custodian

Bank One Trust Company, N.A.

Transfer Agent

Computershare, LLC

Legal Counsel

Kirkpatrick & Lockhart LLP

Independent Auditors

Deloitte & Touche LLP

Executive Offices

Pacholder High Yield Fund, Inc.

8044 Montgomery Road

Suite 480

Cincinnati, Ohio 45236

(513) 985-3200

Web Site

www.phf-hy.com

This report is for the information of shareholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

PACHOLDER HIGH YIELD FUND, INC.

THIRD QUARTER UPDATE

SEPTEMBER 30, 2003